Exhibit 99.2

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Gardner Denver

Investor Presentation

May 2012

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All of the statements made by Gardner Denver in this presentation or made orally in connection with it,

other than historical facts, are forward-looking statements. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for these forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that forward-looking statements are subject to known and unknown risks,

uncertainties, and other factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. These known and unknown risks, uncertainties, and other factors could cause actual results to differ materially from those matters expressed in, anticipated by or implied by such forward-looking statements.

Factors that could cause or contribute to such differences include, but are not limited to: pricing of the

Company’s products and other competitive market pressures; changing economic conditions; the costs and availability of raw materials; fluctuations in foreign currency rates and energy prices; risks associated with the Company’s current and future litigation; and the other risks detailed from time to time in the Company’s SEC filings, including but not limited to, its annual report on Form 10-K for the fiscal year ending December 31, 2011, and its quarterly reports on Form 10-Q.

These statements reflect the current views and assumptions of management with respect to future events. The Company does not undertake, and hereby disclaims, any duty to update these forwardlooking statements, although its situation and circumstances may change in the future. The inclusion of any statement in this presentation does not constitute admission by the Company or any other person that the events or circumstances described in such statement are material.

Safe Harbor Disclosure

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Gardner Denver

Overview

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Gardner Denver Overview

Early stages of transformation to a high quality,

high margin Industrial Company with Energy exposure

?Leading brands and technologies … strong distribution

?New, operationally focused team driving “The Gardner Denver Way”

?$2.4B global Company with diverse and attractive end markets

?Growing, profitable aftermarket opportunity

?Focused on superior cash and earnings growth

?Strong track record on analyzing and integrating acquisitions

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A global leader in compressed air and gas,

vacuum and fluid transfer technologies

We serve a wide range of industries with efficient & reliable products

Energy Medical Mining Transportation Food &

Beverage

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Two business segments aligned to effectively

serve our customers

Engineered Products

Group

Industrial Products

Group

2011 Sales by segment

~$1.3~$1.1B B

Great portfolio of brands and businesses

??Petroleum pumps

??Liquid ring pumps

??Loading arms

??OEM compressors

??Compressors (>50psi)

??Blowers (<50psi)

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Well established sales channels

Distribution

9%

Direct

60%

OEM

31%

Engineered Products

Group(1)

Industrial Products

Group(1)

Distribution

42%

Direct

39%

OEM

19%

Products designed for customer

specific applications

Primarily standard configuration

products

(1)	Company estimates (see note on p. 30)

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Highly diversified and global

End Markets Geographic

2011 Revenue by End User

Canada 3%

United States 39%

Latin America 3%

Europe 31%

Other 7%

Asia 17%

2011 Revenue by Geography

Visibility to a large cross section of global economy

Industrial

Manufacturing

(28%)

Upstream

Energy

(19%)

Downstream

Energy

(8%)

Medical/

Laboratory

(7%)

Transportation

(8%)

Food &

Beverage (5%)

Mining &

Construction

(4%)

Chemical (5%)

Environment (3%)

Printing (2%)

Auto Svcs (2%)

Paper (2%)

Other

(7%)

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Exposed to multiple phases of the

economic cycle

Early Cycle

(1-18 months)

Late Cycle

(36+ months)

Mid Cycle

(18-36 months)

??Engineered packages

??Infrastructure projects

??Industrial air compressor??OEM s

??Aftermarket

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Prepared for economic volatility

Announced global restructuring program in April 2012

Strong track record on cost reductions since 2008

Headcount

(23)% reduction /

2,700 employees

Footprint

Closed 8 plants

One ERP

71%

+ 450 bps

Operating

Margins

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Growth Strategy

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• Strengthen presence in attractive

end markets & emerging markets

4. Selective acquisitions

• Access to faster growing end

markets and generate synergies

Strategy Focus

2. Aftermarket growth • Higher margin, less cyclical

5. Margin expansion • Cost reductions and operational excellence

3. Innovative products

• Expand share with differentiated

technologies

Simple, focused 5-point strategy

Execution supported by the principles of

the Gardner Denver Way

1. Organic growth

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’11

$670

Organic growth

Keys to organic growth

• Leading brands & technologies

Orders

• Diverse end markets … strong

distribution channels

‘10

$553

Backlog

’11

$2,474

‘10

$2,062

‘09

$1,570

‘09

$395

• Growing emerging markets presence

• Higher growth end markets

• Aftermarket

($’s in millions)

1Q’12

$755

1Q’12

$680

Expect moderating growth rates in 2012

+11%

+17%

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Build out the aftermarket

Key growth drivers

• Large installed base

Aftermarket as % of sales

• Opportunity in pressure pumping repair

and fluid ends

‘10

31%

‘09

29%

‘08

26%

• Remote monitoring capabilities

• Design in proprietary features

Goal

40-45%

• Extended warranty and service

agreements

‘11

32%

Higher margin, less cyclical growth

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A more innovative Company

??Voice of customer differentiates products from competition

??Value proposition based on customer needs

??2011 product launches across multiple divisions demonstrate progress

PZ-2400 Drilling PumHoffman Revolution p Quantima Compressor

Goal: ~10% of annual revenues from new products

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24 acquisitions over 15 years

Strong track record on analyzing & integrating acquisitions

1996 2011

Engineered Products

Group

Industrial Products

Group

TCM

Twentieth Century Mfg.

Water Jetting

• Butterworth

• CRS Power Flow

• Jetting Systems

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IPG Margin Expansion

1Q09 1Q10

2.0%

2Q09 3Q09 4Q09

Track record of Margin Expansion(2)

2Q10 2Q13Q10 4Q10 1Q11 1 3Q11

2.5%

6.8%

7.5%

8.3%

8.6% 9.4% 10.1%11.3% 11.7%13.1%

Goal

14%

Committed to 14% operating earnings by 2014:

Restructuring … 27% reduction in employment since Oct ’08, new 2012 program

Productivity investments … 8 fewer facilities, Lean, Capex / machine tools, SAP

Low Cost Country Sourcing … “just getting started”

1
2
3

“14 x 14”

(2)	Adjusted Operating Margin (see note on p. 30)

2012

Restructuring

4Q11

11.6%

1Q12

11.0%

Committed to continued margin expansion

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EPG Margin Expansion

1Q09 1Q10

19.5%

2Q09 3Q09 4Q09

EPG Margin Expansion(2)

2Q10 2Q13Q10 4Q10 1Q11 1 3Q11

19.7%

17.8%

20.9%

16.0%

19.5% 19.7%

24.0%

22.9%

23.3%23.6%

+50 bps of margin expansion annually w/ no volume growth:

Restructuring … reduced employment by 15% since ’08 with 15% increase in revenue

Productivity investments … Lean, Capex / capacity, enhanced project mgmt

Low Cost Country Sourcing … some progress made, but more opportunities

1
2
3

+50 bps

“New”

Peak

~28.5%

(2)	Adjusted Operating Margin (see note on p. 30)

4Q11 1Q12

24.9% 24.0%

Expanding already attractive operating margins

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FINANCIAL RESULTS

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2000

$379

$1,215

2005

$1,895

2010

Revenue

$3.28

2012005 0

$1.37

$0.60

2000 2000

$31

2005

$115

2010

$202

Cash Flow from

Operations

A decade of financial performance

17%

CAGR

Strong track record

19%

CAGR

21%

CAGR

($’s in millions)

DEPS

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$1.9B

2010

$2.4B

2011

Revenue

$5.51

2012010 1

$3.39

Adjusted

DEPS(2)

2010

$202M

2011

$300M

2011 financial results

25%

63%

1.1 x Net Income

A record year on key financial metrics

Cash Flow from

Operations

(2)	Adjusted DEPS (see note on p. 30)

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Strong cash generation

2008

$237 $169

2009

$169

2010

Cash Flow

Disciplined capital deployment

FCF

CFOA

2011

$278

$211 $202

$300

$244

FCF

Conv.

143% N/M 98% 87%

($’s in millions)

Capital expenditures… organic growth

and productivity

Financial objectives… reduce debt,

strong balance sheet

Selective acquisitions… inorganic

investment to create value

Return to shareholders. dividend,

opportunistic buyback

1
2
3
4

Capital Deployment Strategy

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Internal long term operating goals

2011

progress

• Grow 2 x GDP

Operating goals 2011 Results

• Margin expansion

• FCF Conversion

• Increase ROIC

• Lean cost structure

+

+

+ /

+

+

• Revenue up 25%

• DEPS up 63%

• 87%.target 100%

• ROIC 18.3%

• 16.7% SG&A to sales

Good progress in 2011… more to do

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2012 earnings growth framework

Tailwinds:

+ Margin expansion “The Gardner Denver Way”

+ Orders momentum / EPG backlog

+ Aftermarket growth

+ Accretive M&A … Robuschi

+ Reduced share count / buyback program

+ Restructuring

Headwinds:

– Macro uncertainty incl. China, Europe

– Pressure pumping capex declining

– Tough comparisons to record 2011

‘11

$5.51

’12 Guidance

(2)	Adjusted DEPS (see note on p. 30)

$5.60-5.80

Positioned to deliver in an uncertain environment

Adjusted DEPS(2)

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The Gardner Denver Way

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Aftermarket

growth

Innovative

products

Selective

acquisitions

Margin

expansion

Organic

growth

CUSTOMERS

Innovation

High Velocity

VALUE

COMMITMENT

RESOURCES

Strategy supported by The Gardner

Denver Way

SHAREHOLDERS EMPLOYEES

Execution requires superior human resources

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Building a high performance culture

Operationally

focused team

Policy

deployment

Operating

rhythms

Clear

accountability

Continuous

improvement

New, operationally focused management

team driving transformation

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Gardner Denver Summary

Early stages of transformation to a high quality,

high margin Industrial Company with Energy exposure

?Leading brands and technologies … strong distribution

?New, operationally focused team driving “The Gardner Denver Way”

?$2.4B global Company with diverse and attractive end markets

?Growing, profitable aftermarket opportunity

?Focused on superior cash and earnings growth

?Strong track record on analyzing & integrating acquisitions

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Gardner Denver

Investor Presentation

May, 2012

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Presentation notes

• Note 1: Company estimates

• Note 2: Adjusted Operating Income, Adjusted Operating Margins, Adjusted Net Income and Adjusted

DEPS are financial measures that are not in accordance with US GAAP. Adjusted Operating Income,

Adjusted Operating Margins and Adjusted DEPS exclude the impact of expenses incurred for profit improvement initiatives, non-recurring items and impairment charges.

Adjusted net income is net income excluding non-cash impairment charges, net of related changes in deferred tax assets and liabilities.

Gardner Denver believes the non-GAAP financial measure of Adjusted Operating Income, Adjusted

Operating Margins, Adjusted Net Income and Adjusted DEPS provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Gardner Denver believes excluding the specified items from the aforementioned financial measures provides a more meaningful comparison to the corresponding prior year periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measurement of operating performance, and is more useful in assessing management performance.